MONY THE MONY GROUP

Investment Community Meeting - 2003



Forward Looking Statements



The following presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 , including all statements relating to The MONY Group Inc.'s expected results for 2002 through 2005 inclusive. There are a number of uncertainties and risks that could cause actual results to differ materially from our expectations. The major uncertainties and risks are described under the heading "Forward Looking Statements" in MONY's annual report on Form 10-K for the fiscal year ended December 31, 2001 and in MONY's other filings with the Securities and Exchange Commission. MONY does not undertake to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

The MONY Group Inc.

Michael Roth
Chairman & Chief Executive Officer



Today's Agenda

- Opening Remarks
- Financial Update
- Investment Portfolio Review
- Operational Overview
- 2003 Goals



2002 Year In Review



Environment

- Recession, continuing decline in corporate earnings
- Increase in unemployment
- Historical low interest rates
- Third consecutive year of stock market declines
- Corporate governance Issues
- Threat of war

Mission

- To maximize shareholder value by effectively developing and distributing high-quality financial advice, products and services that satisfy the needs of our customers



Strategy

- Growth
- Diversification
- Operating efficiencies
- Capital deployment
- Business relationships



MNY

MONY Value Assets

- Brand
- Diverse market presence
- Management
- Financial strength
- High ethical standards



Today's Objectives

Demonstrate that MONY is:

- Focused on delivering long-term value
- Taking specific actions to improve profitability
- Leveraging the strength of this organization to deliver results





The MONY Group Inc.

Richard Daddario

Executive Vice President &
Chief Financial Officer

2002 Preliminary Results

	4Q 2002	
	$ Millions Pre-Tax	$ EPS After -Tax
Net Income	9 to 14	$0.12 to $0.19
Components:		
Operating Earnings (including $13 million venture capital and excluding items listed below)	8 to 13	$0.11 to $0.18
Final Group Pension Payment	48	$0.66
Reorganization Charges	-10	-$0.14
Realized Losses	-37	-$0.51



MNY

Fourth Quarter Sales

$ Millions

Protection Annualized Premiums



70
60
50
40
30
20
10
0
63
61
2001
2002E

Accumulation Assets Raised



500
400
300
200
100
0
405
487
2001
2002E

Retail Brokerage Revenues



100
80
91
93
2001
2002E

Accumulation AUM


9.9B
9.0B
7.7B
4.8
4.4
0.7
4.4
3.9
0.7
3.7
3.2
0.8
2000
2001
2002E

Net Flows $828 million | $47 million | $162 million

■ Individual Fixed Annuities ■ Individual Variable Annuities ■ Mutual Funds



Assets under management in $ billions, net flows in $ millions

MNY

Strong Capital Position

- $1.1 billion of Statutory Capital in 2002 level with 2001
- $125 million capital contribution in 2002



400
350
300%
250
200
150
100
50
0
187%
218%
267%
294%
300%
341%
315%
Target 225%
1996
1997
1998
1999
2000
2001
2002E

RBC Ratio (MONY Life)



Strong Liquidity Position

Holding Company Cash at Year End	$200
Requirement for Shareholder Dividend and Debt Service(net of interest income)	$42
Coverage	5X
Bank Facility	$150

2003 Assumptions

- Operating earnings $0.30 - $0.55 including venture capital
- Expense reductions will mitigate higher pension costs and end of group pension profits
- Growth in Businesses
  - 10% increase in life sales
  - $2.4 billion in accumulation sales
  - 10% increase in retail brokerage commissions
- Investment Environment
  - 7% market appreciation
  - Low interest rate environment



Preliminary Net Income Plan

$ Millions
Except EPS

	2003 Plan	
	$ Millions Pre-Tax	$ EPS After -Tax
Operating Earnings (excluding items listed below)	22 - 25	$0.30 - $0.35
Venture Capital Income	0 - 15	$0.00 - $0.20
Net Income	22 - 40	$0.30 - $0.55



Qualified Pension Plan Assumptions

$ Millions

2003 Assumptions:

Overfunded by $10 - 15 million

Anticipated Investment Return 8%

Discount Rate 6.625%



Pension Benefit Expense	2001	2002	2003
(income)/expense	(22.5)	(6.1)	17.2

MNY

2003 Earnings By Segment





- Pension Profits
- Increased Qualified Pension Costs
- Lower Investment Income
+ Business Growth
+ Expense Actions
+ Increase in Retail Commissions
+ Improvement in Capital Markets
+ Expenses Actions
+ Lower DAC Amortization
- Lower Investment Returns
- Lower Investment Returns
92
60
(15)
(5)
3
20
(46)
(50)
34
25
Protection
Accumulation
Retail Brokerage
Other (Debt Service)
Total
2002E
2003P
$ Millions

MONY Operations

Samuel Foti

President & Chief Operating Officer

Organizational Model

- Efficient
- Clear
- Focused
- Bottom-line accountable



The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US)
Enterprise (Dublin),
Lebenthal Funds

Managed Accounts
Advest/
Boston Advisors,
Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,
MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest,
Lebenthal,
MONY Consultoria

Career Financial Professionals
MONY Life,
MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC
MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Independent Network,
USFL

Broker/ Dealers
MONY Independent Network,
Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt.,
1740 Advisors

Investment Banking
Advest,
Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US) Enterprise (Dublin), Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,
MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Independent Network, USFL

Broker/ Dealers
MONY Independent Network, Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US) Enterprise (Dublin), Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,

MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Independent Network, USFL

Broker/ Dealers
MONY Independent Network, Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US) Enterprise (Dublin), Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,

MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Independent Network, USFL

Broker/ Dealers
MONY Independent Network, Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US) Enterprise (Dublin), Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,
MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Independent Network, USFL

Broker/ Dealers
MONY Independent Network, Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US) Enterprise (Dublin), Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,

MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Partners, USFL

Broker/ Dealers
MONY Partners, Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US)
Enterprise (Dublin)

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,
MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC
MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Partners, USFL

Broker/ Dealers
Enterprise
MONY Partners

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US)
Enterprise (Dublin),
Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,

Distribution

Retail

Financial Advisors
Advest, Lebenthal

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Partners, USFL

Broker/ Dealers
MONY Partners, Enterprise

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

The MONY Group – Organizationally

Manufacturing

Protection

New Life Insurance
MONY Life/MLOA, USFL, MLICA

Closed Block
MONY Life

Accumulation

Annuities
MONY Life/MLOA MLICA

Mutual Funds
Enterprise (US) Enterprise (Dublin), Lebenthal Funds

Managed Accounts
Advest/ Boston Advisors, Lebenthal Asset Management

Custodial

Trust Services
Advest Bank & Trust Company,

MONY Bank & Trust Company of the America's, Ltd

Distribution

Retail

Financial Advisors
Advest, Lebenthal, MONY Consultoria

Career Financial Professionals
MONY Life, MONY International

CPA Registered Representatives
Trusted Advisors

Independent Representatives
PCP Benefit Plans Ltd.

Wholesale

Financial Professionals
MBI, MSC MONY Partners

Wirehouses
Enterprise

Broker General Agents
MONY Partners

Broker/ Dealers
MONY Partners

Corporate Benefit Advisors
Corporate Strategy Group

Investment

Securities Management
MONY Capital Management Inc.

Equity Management
MONY Asset Mgmt., 1740 Advisors

Investment Banking
Advest, Matrix Capital Markets Group Inc.

Real Estate Investment Mgmt.
MONY Realty Partners, Inc.

Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.

Growth

- USFL's recurring premium has quadrupled since its acquisition in 1998
- Advest has doubled assets under management with acquisition of Babson United
- MONY Partners broadened its reach by creating 247 selling agreements



Diversification

- Life Operations is expanding distribution to Broker General Agents and Broker/Dealers, working through MONY Partners
- Enterprise Global has introduced 8 funds for distribution in Europe, South America and Asia
- Corporate Strategies Group (CSG) is launching a unique product offering -- Pooled Benefit Trust, targeted to charitable organizations and the growing small employer market



Operating Efficiencies



- Life Operations has cut its product introduction time in half and streamlined operations
- The Closed Block is lowering operating costs, working with its service provider partners
- Advest has achieved expense savings by outsourcing back-office operations to Wexford

MNY

Capital Deployment

- MONY has deployed capital into investment companies to grow 3rd party business and generate new revenue
- MONY has funded a new administrative platform for the Annuities Division to facilitate faster product-to-market turnaround, electronic application processing and illustration capabilities

Business Relationships

- The Closed Block is working with Distribution to market MONY products to a base of 900,000 Closed Block policyholders
- In 2002 the MONY Career organization became USFL's largest agency
- Enterprise now counts Advest as its 4th most productive broker/dealer



THE MONY GROUP

Investment Management



Kenneth Levine

Executive Vice President &
Chief Investment Officer

Investment Management Business

- Generate profits by providing investment management services to MONY and to third parties
- Team of seasoned investment professionals
- Solid performance record

Business Unit Structure

MONY Group Inc. - Holding Company


Investment
Securities Management
MONY Capital Management Inc.
Real Estate Investment Mgmt.
MONY Realty Partners, Inc.
Equity Management
Boston Advisors
(Incl. Babson)
Agricultural Investment Mgmt.
MONY Agricultural Invesiment Advisors Inc.
Investment Banking
Advest,
Matrix Capital Markets Group Inc.



- Former "asset management" function of MONY Life reorganized as group subs
  - MONY Capital Management, Inc.
  - MONY Agricultural Investment Advisers, Inc.
  - MONY Realty Partners, Inc.
- All investment management entities sell services to MONY and to third parties

Dual Role


Investment
Asset Management Companies
MONY Assets (Internal)
Third Party Assets (External)



MONY Portfolio Exposures

- Avoided over-exposure to "troubled credits" with well diversified strategy
- "Troubled Credits" as percentage of invested assets


1
0.8
0.6
0.4
0.2
0
MONY
Industry



Source of "Troubled Credit" statistics:
Moodys August 2002 Special Comment

Key Components of Value



Equities

BIG Bonds | B-Note Mortgages | CDOs

Mezzanine Loans | Venture Capital | Agricultural Mortgages

"Value Added" Products

Investment Grade Bonds | Commercial Mortgages

"Core" Products

MNY

MONY Capital Management


$12.5 Billion Assets Under Management
39%
61%
Internal
Third Party



MONY Agricultural Investment


$650 Million Assets Under Management
47%
53%
Internal
Third Party

MONY Realty Partners



$2.2 Billion Assets Under Management


7%
93%
Internal
Third Party

2002 Third Party Accomplishments



- Sponsored $300 million ABS/CDO
- Earned $2.2 million of promotional incentive fees from mezzanine fund
- Mezzanine Financing - Raised $150 million of capital
- Fund manager of Boston Advisors Money Market Account and Enterprise ST Bond Fund

2003 Operating Objectives

- Increase third party business
- Consolidate equity asset management function
- Revenue goal - 10% annual increase



Summary

- Strategically important part of MONY Group
- Long history of successful bond and mortgage management
- Growing third party business

MONY THE MONY GROUP

Life Operations



Evelyn Peos

Senior Vice President

MNY

Life Operations

- Design, underwrite, and issue products distributed in advice-based channels
- Breadth of product portfolio meets diverse needs and enhances flexibility
- Distribute through proprietary channels, brokerage general agencies, and regional and independent broker/dealers



Life Operations Total Premiums



200
180
160
140
120
100
80
60
40
20
0
Term
Universal
VUL
CSVUL
Other
2001 Actual
2002 Actual

Key Components of Value

- Efficiency in operations
  - process and procedures
  - brokerage underwriting facility
  - new product "time to market"
- Revenue growth potential
  - accessing brokerage marketplace



MNY

Life Operations Objectives

- Complete next phase of Underwriting and Issue reengineering - “8-2-8” objective
- Refresh product offering, initial focus on fixed portfolio
- Achieve sales goal of $250 million of new premium



Life Operations New Premium



2002
27%
7%
66%
Retail
Brokerage
IMO
CSVUL
2003
28%
12%
20%
40%
Retail
Brokerage
IMO
CSVUL

Summary



- Focused contributor to the overall vision of the MONY Group
- Operational efficiency, new revenue generation are key drivers of success
- 2003 new premium sales goal of $250 million

MONY THE MONY GROUP

Closed Block Division

Michael Slipowitz

Senior Vice President



MNY

Closed Block Business

- Generate profits from effective administration of pre-demutualization policies and related investments
- Lower operating costs by working closely with service provider partners

Closed Block Business Assets


GAAP Assets - Pre FAS 115 ($ Billion)
.8
1.7
6.4
Regulatory Closed Block
Surplus and Related Assets
Discontinued Operations

Key Components of Value

- Streamlining administration
- Optimizing investment management
- Appropriately exploiting new sales opportunities



Closed Block Objectives

- Further reduction in operating expenses
- Improved yields on invested assets
  - alternative investments
  - stable income from SRA
- Stable level of earnings that extends beyond 2003

Summary

- Strategically important, valuable business
- Multiple opportunities to build shareholder value
- Stable contributor to bottom line of MONY Life and MONY Group



THE MONY GROUP

U.S. Financial Life



Paul Aniskovich
President & Chief Executive Officer

U.S. Financial Life

- Niche life insurance manufacturer serving the brokerage marketplace with "special risk" underwriting
- Proprietary Clinical Underwriting® method of evaluating risks
- The dominant player in a growing market space



MNY

Key Components of Value

- Distribution through brokerage channel accesses thousands of potential users
- Productive, long-term relationships with general agents
- Adherence to principals of Clinical Underwriting®



MNY

Paid Business Trend



50
40
30
20
10
0
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
Paid Sales (Recurring Premium)



MNY

2003 Operating Objectives



- Maintain current number of active relationships, net of terminations
- Develop new business from existing relationships and new business in new jurisdictions
- GAAP pre-tax contribution of $15 million

MNY

Summary



- Rapidly growing, strategically important part of MONY Group
- Strong relationships in target market and unique value proposition
- Tight focus on market niche, continued profitable growth

MONY THE MONY GROUP

Annuities Division

Richard Connors
Senior Vice President



MNY

Annuities Division

- Design, manufacture and merchandise creative financial solutions through annuities
- Create a select portfolio of accumulation and payout products
- Distribute through proprietary channels plus regional and independent broker/dealers

Annuities AUM Breakout




Total ($4.0B)
FPVA
SPDA
$0.7B
17%
3%
FPDA
$0.1B
FPVA
$3.2B
79%
48%
14%
7%
11%
Fixed Accounts
Equity
Bonds
Money Market

Key Components

- Competitive products appropriate for the market
- Efficiency in operations
- Wholesaling to “Focus Firms”

Annuities Division Objectives

- New product development and product enhancements consistent with market needs
- Implementation of flexible product design and administration platform
- Creation of 30 “Focus Firm” relationships



MNY

Annuities Division Sales


1000
800
600
400
200
0
2000
2001
2002E
2003F
Career Fixed
Career Variable
BGA Fixed
IBD Fixed
IBD Variable



MNY

Summary

- Annuities Division is at the core of the MONY Group mission
- Restructuring into business unit has provided clarity of purpose and focus
- 2003 sales target of $850 million - 60% variable, 40% fixed products



MONY THE MONY GROUP

Enterprise Capital Management



Victor Ugolyn

Chairman, President & Chief Executive Officer

MNY

Enterprise Capital Management

- Providing access to financial products and services managed by prominent institutional investment management firms
- Meets objectivity standard of advice-based distribution by providing investment choices through money management firms relying on their own research



Enterprise Assets



$ Millions
10000
7500
5000
2500
0
1999
2000
2001
2002E
2003P
Enterprise Accumulation Trust
Enterprise Group of Funds



Key Components

- Performance - solid ratings among major evaluators of funds
- Continual Innovation
  - pioneered sub-advised funds concept
  - off-shore funds - concept available worldwide
- Broad product and service offering
  - turnkey 401(k) and Individual(k)
  - Section 529 plan in Texas
  - 24 retail funds



Enterprise Objectives



- New product development consistent with market demands
- Expense reduction through consolidation of small funds
- Increase in new fund sales by concentrating wholesaler activity

Enterprise Retail Fund Sales

$ Millions



Assets Raised
2,400
2,000
1,600
1,200
800
400
0
1,321
1,237
1,550
2001
2002E
2003P
Career
Complementary

Top 10 Broker/Dealers



- MONY Securities Corp.
- Morgan Stanley Dean Witter, Inc.
- Merrill Lynch
- Advest, Inc.
- CIBC World Markets Corp.
- Morgan, Keegan & Co.
- UBS PaineWebber
- Linsco/Private Ledger
- Salomon, Smith Barney
- 1st Global Capital Inc.

Summary

- Enterprise provides a unique value offering consistent with the MONY Group mission
- Continuous innovation and product breadth are key elements of success
- 2003 retail fund sales target of $1.55 billion



THE MONY GROUP

Advest Group, Inc.

Grant Kurtz

Chairman &
Chief Executive Officer



Advest Group, Inc.

- To have Advest be, in each of our core businesses, a client’s primary source of financial advice
- Company wide commitment to “advice-based” distribution of products and services

Key Components of Value

- Private Client Group
  - corps of 517 retail producers
- Capital Markets Group
  - taxable/non-taxable fixed income
  - equity capital markets



Key Components of Value

- Support units
  - MONY
  - Advest Bank & Trust
  - Boston Advisors
  - Lebenthal & Co.



Revenues by Source





$ Millions
250
200
150
100
50
0
2002
2003
PCG
Capital Markets
Other

Advest Objectives

- 2003 contribution of $20 million, pre-tax and after merger related expenses
- Operating margin of 10% by 2004



Summary

- Advest is strategically and tactically important to MONY and consistent with its Mission
- Key components - productive Private Client Group and growing Capital Markets Group
- Substantial improvement in bottom line performance in 2003



MONY THE MONY GROUP



Distribution

Steven Orluck

Executive Vice President

MNY

Contributing to the MONY Vision


Retail
Career Network
Trusted Advisors
MONY Securities
Distribution Shared Services
Wholesale
MONY Partners
Corporate Strategies Group
MONY Brokerage (3rd Party Offerings)
Advest / Lebenthal
Enterprise
Matrix
U.S. Financial Life

Mission: Retail

Retail

Career Network

Trusted Advisors

- Mission: Provide advice-based solutions to high-net worth clients using both proprietary and non-proprietary financial services and products

Value Offerings:



- Embodies MONY's advice-based model
- Builds relationships with retail consumers
- Career offers unique tiering system

MNY

Retail: Career Network

- Refined career agency system
  - consolidated agencies & back-office operations
  - fewer, higher quality financial professionals
- Removed $32M in expenses over past 2 years
- 9% higher "same store" productivity
- New compensation plan
- Focus: profitability, productivity, recruiting & retention



Mission: Wholesale

- Mission: Offer MONY's individual & corporate-owned life insurance and annuity products through BGAs, broker-dealers & MONY retail channels (Career, TA, Advest)

Wholesale
- MONY Partners
- Corporate Strategies Group

Value Offerings:

- Leveraging wholesaling efforts among retail channels
- Value-added offerings are a competitive advantage

Wholesale: MONY Partners

- Increased sales
  - new premiums up 243%
  - raised $72.2M in accumulation deposits
- Built infrastructure in independent marketplace
  - 247 selling agreements; 316 locations
- Forging business relationships among channels (MONY and independent)
- Focus: grow sales & penetrate independent marketplace



Wholesale: CSG

- Doubled new premiums
- Expanded product offerings
  - NY approval of CSVUL
  - Pooled Benefit Trust offering
- Forging business relationships among channels (MONY and independent)
- Focus: increase cross-selling and sales



Enhancing the Value of MONY

- Close revenue/expense gap
- Retail
  - Increase revenue by 25% over next 3 years & reduce Retail related expenses by $20M; continue to refine the channels
  - Leverage relationships & expand cross-selling
- Wholesale
  - Increase proprietary life sales six-fold and annuity sales three-fold through both independent & MONY retail channels
  - Gain market share by offering "value-added" products & services to BGAs, B/Ds, & COLI Brokers



THE MONY GROUP

The MONY Group Inc.



Michael Roth

Chairman &
Chief Executive Officer

Summary

- The MONY Group Inc. expects to generate core earnings of $ .30 - $ .35 in 2003
- The restructuring of operations is yielding solid expense reduction and revenue generation opportunities
- The leverage in these opportunities is substantial



Beyond 2003

- Improve productivity and expense management within Distribution - close gap
- Realize operating leverage in Advest and Manufacturing units
- Continue to integrate existing businesses



Result: 100% to 150% compound growth in core Earnings Per Share

THE MONY GROUP

Investment Community Meeting - 2003



MNY